SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): July 21, 1997
                        Commission File Number:  0-10104


                            LA TEKO RESOURCES LTD.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             BRITISH COLUMBIA                       87-0483319
      ------------------------------           ------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



     625 HOWE STREET, SUITE 500
             VANCOUVER, B.C.                         V6C 2T6
     ------------------------------             -------------------
     (Address of Principal Executive                (Zip Code)
              Offices)


              Registrant's Telephone Number, including Area Code:
                               (604) 688-0833




                               NOT APPLICABLE
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     (Former name, former address, and formal fiscal year, if changed since last report)


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                             ITEM 5:  OTHER EVENTS
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La Teko Resources Ltd. (the "Company") announced on July 21, 1997, new gold intersections, including some high grade intervals, from its True North joint venture drilling program in Alaska. Over the past half year, Newmont Exploration Limited ("Newmont"), joint venture operator, has significantly increased its understanding of the stratigraphic and structural controls on the gold mineralization at True North. This knowledge, combined with the predictive power of Newmont's computer modeling program, has resulted in a number of new drill holes located to fill important gaps within the known mineralized zone. Drill hole T-616 intersected 55 feet grading 0.07 oz. Au/ton from 235 to 290 feet, further demonstrating the connection between the Shepard and Central zones. Hole TN-625, with 30 feet grading 0.315 oz. Au/ton, occurs in a gap between the Zeppelin and Shepard zones, currently a high priority exploration target. Holes TN-627 and T-628, listed below, expand the area of oxide mineralization within the Central zone.

              FROM       TO    LENGTH   GRADE OZ.
 HOLE NO.     (FT.)    (FT.)    (FT.)    AU/TON    TYPE       ZONE
---------    ------   ------   ------   --------  -------   --------

T-616         235       290       55        .07    Oxide      Shepard
T-625           0        10       10        .052   Oxide      Zeppelin

               40        70       30        .315   Oxide
TN-627        135       150       15       1.524   Sulfide    Central
              190       250       60        .057   Oxide
              305       345       40        .046   Oxide

T-628          70        90       20        .074   Oxide      Central
              370       445      105        .037   Sulfide
              505       550       45        .588   Sulfide


These results will add to the recently announced 1.314 million ounce True North mineral inventory, based on calculations of 18,208,000 tons having an average grade of 0.72 oz Au/Ton. The Company is a 35% participant in the True North joint venture, with Newmont funding all the exploration costs. The project is situated in the Fairbanks Mining District, Alaska, on the Steese Highway, 16 north of Fairbanks and seven miles northwest of the Fort Knox mine of Cyprus Amax. Exploration at True North continues.

La Teko Resources Ltd. is a gold exploration and development company concentrating its efforts in the prolific Fairbanks Mining District of Alaska. The Company has no debt and $1.5 million in working capital.

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                                   SIGNATURES
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      Pursuant to the requirements of section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          LA TEKO RESOURCES LTD.


Dated:  August 11, 1997                   By /s/ Gerald G. Carlson, President




















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